Interest Expense and Finance Costs	12 Months Ended
Dec. 31, 2023
Interest costs [abstract]
Interest Expense and Finance Costs

14.       Interest Expense and Finance Costs

The amounts in the consolidated statements of comprehensive income are analyzed as follows:

	For the year ended December 31,
	2023	2022	2021
Interest payable on long-term borrowings	3,847	2,047	1,958
Bank charges	67	60	59
Amortization of debt discount	323	165	547
Operating lease liability interest	28	54	52
Other finance expenses	30	34	646
Gain from termination of lease liability	—	(40)	—
Amortization of gain of Loan modification	59	—	—
Total	4,354	2,320	3,262

Other finance expenses for 2021 include approximately $0.6 million (absolute amount) that were the loan prepayment fee and expenses relating to the prepayment of EnTrust loan facility. Interest on long-term debt is normally settled quarterly throughout the year.